                                                                    EXHIBIT 99.2
                            ROCKY SHOES & BOOTS, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Rocky Shoes & Boots, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James E. McDonald, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                  /s/ James E. McDonald
                                  ----------------------------------------------
                                  James E. McDonald, Vice President and Chief
                                  Financial Officer
                                  May 15, 2003




A signed original of this written statement required by Section 906 has been provided to Rocky Shoes & Boots, Inc. and will be retained by Rocky Shoes & Boots, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.